FIRST QUARTER 2013
Supplemental Information

Investor and Media Contact
American Assets Trust
Robert F. Barton
Executive Vice President and Chief Financial Officer
858-350-2607

American Asset Trust, Inc.'s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily	Mixed-Use
Market	Square Feet	Square Feet	Units	Square Feet	Suites
San Diego	1,217,923	668,869	922 (1)	—	—

San Francisco	35,156	519,548	—	—	—

Oahu	549,494	—	—	96,707	369

Monterey	676,571	—	—	—	—

San Antonio	589,501	—	—	—	—

Portland	—	966,642	—	—	—

Seattle	—	490,508	—	—	—

Total	3,068,645	2,645,567	922	96,707	369

		Square Feet		%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the "Company") currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units.	Retail	3.1	million	54%
	Office	2.6	million	46%
Data is as of March 31, 2013.	Totals	5.7	million
(1) Includes 122 RV spaces.

First Quarter 2013 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

First Quarter 2013 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

First Quarter 2013 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except shares and per share data)	March 31, 2013	December 31, 2012
	(unaudited)	(audited)
ASSETS
Real estate, at cost
Operating real estate	$1,898,070	$1,891,549
Construction in progress	34,498	32,183
Held for development	15,007	14,944
	1,947,575	1,938,676
Accumulated depreciation	(283,020)	(270,494)
Net real estate	1,664,555	1,668,182
Cash and cash equivalents	43,972	42,479
Restricted cash	8,803	7,421
Accounts receivable, net	7,479	6,440
Deferred rent	30,230	29,395
Other assets, net	69,431	73,670
TOTAL ASSETS	$1,824,470	$1,827,587
LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable	$1,044,467	$1,044,682
Accounts payable and accrued expenses	35,599	29,509
Security deposits payable	5,067	4,856
Other liabilities and deferred credits	60,181	62,811
Total liabilities	1,145,314	1,141,858
Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders' equity
Common stock $0.01 par value, 490,000,000 shares authorized, 39,664,212 and 39,664,212 shares outstanding at March 31, 2013 and December 31, 2012, respectively	397	397
Additional paid in capital	664,265	663,589
Accumulated dividends in excess of net income	(30,584)	(25,625)
Total American Assets Trust, Inc. stockholders' equity	634,078	638,361
Noncontrolling interests	45,078	47,368
Total equity	679,156	685,729
TOTAL LIABILITIES AND EQUITY	$1,824,470	$1,827,587

First Quarter 2013 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended
	March 31,
	2013	2012
REVENUE:
Rental income	$59,222	$53,008
Other property income	2,958	2,441
Total revenue	62,180	55,449
EXPENSES:
Rental expenses	16,286	14,818
Real estate taxes	4,800	5,241
General and administrative	4,201	3,725
Depreciation and amortization	17,013	14,854
Total operating expenses	42,300	38,638
OPERATING INCOME	19,880	16,811
Interest expense	(14,736)	(13,901)
Other income (expense), net	(279)	(146)
INCOME FROM CONTINUING OPERATIONS	4,865	2,764
DISCONTINUED OPERATIONS
Results from discontinued operations	—	107
NET INCOME	4,865	2,871
Net income attributable to restricted shares	(132)	(132)
Net income attributable to unitholders in the Operating Partnership	(1,495)	(883)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$3,238	$1,856
Basic net income (loss) from continuing operations attributable to common stockholders per share	$0.08	$0.05
Basic net income from discontinued operations attributable to common stockholders per share	—	—
Basic net income attributable to common stockholders per share	$0.08	$0.05
Weighted average shares of common stock outstanding - basic	39,033,013	38,657,170
Diluted net income (loss) from continuing operations attributable to common stockholders per share	$0.08	$0.05
Diluted net income (loss) from discontinued operations attributable to common stockholders per share	—	—
Diluted net income attributable to common stockholders per share	$0.08	$0.05
Weighted average shares of common stock outstanding - diluted	57,056,448	57,053,259

First Quarter 2013 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited, amounts in thousands, except share and per share data)	Three Months Ended
	March 31,
	2013	2012
Funds from Operations (FFO) (1)
Net income	$4,865	$2,871
Depreciation and amortization of real estate assets (2)	17,013	15,253
FFO, as defined by NAREIT	21,878	18,124
Less: Nonforfeitable dividends on incentive stock awards	(88)	(89)
FFO attributable to common stock and common units	$21,790	$18,035
FFO per diluted share/unit	$0.38	$0.31
Weighted average number of common shares and common units, diluted (3)	57,266,950	57,258,935

Dividends
Dividends declared and paid	$12,114	$12,113
Dividends declared and paid per share/unit	$0.21	$0.21

First Quarter 2013 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited, amounts in thousands, except share and per share data)	Three Months Ended
	March 31,
	2013	2012
Funds Available for Distribution (FAD) (1)
FFO As Adjusted	$21,878	$18,124
Adjustments (includes discontinued operations for 160 King Street):
Tenant improvements, leasing commissions and maintenance capital expenditures	(4,051)	(4,527)
Net effect of straight-line rents (4)	(790)	(1,986)
Amortization of net above (below) market rents (5)	(508)	521
Net effect of other lease intangibles (6)	57	70
Amortization of debt issuance costs and debt fair value adjustment	983	974
Non-cash compensation expense	676	699
Unrealized (gains) losses on marketable securities	—	295
Nonforfeitable dividends on incentive stock awards	(88)	(89)
FAD	$18,157	$14,081

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$2,942	$3,001
Maintenance capital expenditures	1,109	1,526
	$4,051	$4,527

Notes:

(1)	See Glossary of Terms.

(2)	The three months ended March 31, 2012 includes depreciation and amortization on 160 King Street, which was sold on December 4, 2012. 160 King Street is classified as a discontinued operation.

(3)
For the three months ended March 31, 2013 and 2012, the weighted average common shares and common units used to compute FFO and FFO As Adjusted per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO and FFO As Adjusted per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.

(4)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(5)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(6)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

First Quarter 2013 Supplemental Information	Page 8

CORPORATE GUIDANCE

(Unaudited, amounts in thousands, except share and per share data)
	2013 Guidance Range (1)
Funds from Operations (FFO):
Net income	$15,187	$19,440
Depreciation and amortization of real estate assets	66,302	66,302
FFO, as defined by NAREIT	81,489	85,742
Less: Nonfortfeitable dividends on incentive stock awards	(353)	(353)
FFO attributable to common stock and units	$81,136	$85,389

Weighted average number of common shares and units, diluted	57,267,435	57,267,435
FFO per diluted share	$1.42	$1.49

Notes:

(1)	The Company's guidance excludes any impact from future acquisitions, dispositions, equity issuances or repurchases, debt financings or repayments.

These estimates are forward-looking and reflect management's view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates and the amount and timing of acquisition and development activities. Our actual results may differ materially from these estimates.

First Quarter 2013 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Amounts in thousands)	Three Months Ended March 31, 2013
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$21,685	$16,377	$3,875	$13,729	$55,666
Non-same store portfolio (1)	469	6,045	—	—	6,514
Total	22,154	22,422	3,875	13,729	62,180
Real estate expenses
Same-store portfolio	4,782	5,075	1,442	8,237	19,536
Non-same store portfolio (1)	189	1,361	—	—	1,550
Total	4,971	6,436	1,442	8,237	21,086
Net Operating Income (NOI), GAAP basis
Same-store portfolio	16,903	11,302	2,433	5,492	36,130
Non-same store portfolio (1)	280	4,684	—	—	4,964
Total	$17,183	$15,986	$2,433	$5,492	$41,094
Same-store portfolio NOI, GAAP basis	$16,903	$11,302	$2,433	$5,492	$36,130
Net effect of straight-line rents (2)	168	(248)	—	(73)	(153)
Amortization of net above (below) market rents (3)	(184)	(15)	—	171	(28)
Net effect of other lease intangibles (4)	—	77	—	(20)	57
Same-store portfolio NOI, cash basis	$16,887	$11,116	$2,433	$5,570	$36,006

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on March 31, 2013 and March 31, 2012. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

First Quarter 2013 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NOI COMPARISON

(Amounts in thousands)	Three Months Ended
	March 31,
	2013	2012	Change
Cash Basis:
Retail	$16,887	$15,857	6.5%
Office	11,116	10,285	8.1
Multifamily	2,433	2,228	9.2
Mixed-Use	5,570	4,923	13.1
	$36,006	$33,293	8.1%

GAAP Basis:
Retail	$16,903	$15,978	5.8%
Office	11,302	11,588	(2.5)
Multifamily	2,433	2,228	9.2
Mixed-Use	5,492	4,828	13.8
	$36,130	$34,622	4.4%

First Quarter 2013 Supplemental Information	Page 11

NOI BY REGION

(Amounts in thousands)	Three Months Ended March 31, 2013
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$6,988	$3,951	$2,433	$—	$13,372
Net effect of straight-line rents (2)	(58)	134	—	—	76
Amortization of net above (below) market rents (3)	(220)	40	—	—	(180)
Net effect of other lease intangibles	—	96	—	—	96
NOI, cash basis	6,710	4,221	2,433	—	13,364
Northern California
NOI, GAAP basis (1)	2,570	4,323	—	—	6,893
Net effect of straight-line rents (2)	(22)	(536)	—	—	(558)
Amortization of net above (below) market rents (3)	(81)	(270)	—	—	(351)
Net effect of other lease intangibles (4)	—	(19)	—	—	(19)
NOI, cash basis	2,467	3,498	—	—	5,965
Hawaii
NOI, GAAP basis (1)	4,496	—	—	5,492	9,988
Net effect of straight-line rents (2)	230	—	—	(73)	157
Amortization of net above (below) market rents (3)	174	—	—	171	345
Net effect of other lease intangibles (4)	—	—	—	(20)	(20)
NOI, cash basis	4,900	—	—	5,570	10,470
Oregon
NOI, GAAP basis (1)	—	3,890	—	—	3,890
Net effect of straight-line rents (2)	—	15	—	—	15
Amortization of net above (below) market rents (3)	—	150	—	—	150
NOI, cash basis	—	4,055	—	—	4,055
Texas
NOI, GAAP basis (1)	3,129	—	—	—	3,129
Net effect of straight-line rents (2)	(32)	—	—	—	(32)
Amortization of net above (below) market rents (3)	(71)	—	—	—	(71)
NOI, cash basis	3,026	—	—	—	3,026
Washington
NOI, GAAP basis (1)	—	3,822	—	—	3,822
Net effect of straight-line rents (2)	—	(448)	—	—	(448)
Amortization of net above (below) market rents (3)	—	(401)	—	—	(401)
NOI, cash basis	—	2,973	—	—	2,973
Total
NOI, GAAP basis (1)	17,183	15,986	2,433	5,492	41,094
Net effect of straight-line rents (2)	118	(835)	—	(73)	(790)
Amortization of net above (below) market rents (3)	(198)	(481)	—	171	(508)
Net effect of other lease intangibles (4)	—	77	—	(20)	57
NOI, cash basis	$17,103	$14,747	$2,433	$5,570	$39,853
Notes:

(1)	See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

First Quarter 2013 Supplemental Information	Page 12

NOI BREAKDOWN

Three Months Ended March 31, 2013
Portfolio Cash NOI Breakdown

Portfolio Diversification by Geographic Region	Portfolio Diversification by Segment

Portfolio GAAP NOI Breakdown

Portfolio Diversification by Geographic Region	Portfolio Diversification by Segment

First Quarter 2013 Supplemental Information	Page 13

PROPERTY REVENUE AND OPERATING EXPENSES

(Amounts in thousands)	Three Months Ended March 31, 2013
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Retail Portfolio
Carmel Country Plaza	$857	$22	$178	$(178)
Carmel Mountain Plaza	2,565	43	664	(738)
South Bay Marketplace	542	30	173	(156)
Rancho Carmel Plaza	199	9	48	(61)
Lomas Santa Fe Plaza	1,201	13	68	(190)
Solana Beach Towne Centre	1,417	17	439	(398)
Del Monte Center	2,160	219	848	(1,004)
Geary Marketplace	278	—	119	(153)
The Shops at Kalakaua	392	20	33	(64)
Waikele Center	4,487	277	1,045	(1,291)
Alamo Quarry Market	3,235	98	440	(747)
Subtotal Retail Portfolio	$17,333	$748	$4,055	$(4,980)
Office Portfolio
Torrey Reserve Campus (5)	$3,833	$91	$163	$(926)
Solana Beach Corporate Centre	1,679	—	24	(397)
The Landmark at One Market	4,570	23	106	(1,823)
One Beach Street	717	2	157	(254)
First & Main	2,768	132	74	(662)
Lloyd District Portfolio	2,758	280	32	(1,304)
City Center Bellevue	3,550	650	137	(1,082)
Subtotal Office Portfolio	$19,875	$1,178	$693	$(6,448)
Multifamily Portfolio
Loma Palisades	$2,441	$194	$—	$(914)
Imperial Beach Gardens	656	56	—	(264)
Mariner's Point	291	25	—	(128)
Santa Fe Park RV Resort	199	17	—	(136)
Subtotal Multifamily Portfolio	$3,587	$292	$—	$(1,442)

First Quarter 2013 Supplemental Information	Page 14

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Amounts in thousands)	Three Months Ended March 31, 2013
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,495	$883	$924	$(800)
Waikiki Beach Walk - Embassy Suites™	8,847	654	—	(7,433)
Subtotal Mixed-Use Portfolio	$11,342	$1,537	$924	$(8,233)
Total	$52,137	$3,755	$5,672	$(21,103)

Notes:

(1)
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended March 31, 2013 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $24 and $586, respectively, for the three months ended March 31, 2013. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended March 31, 2013. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). Total abatements for our multifamily portfolio were insignificant for the three months ended March 31, 2013. For Waikiki Beach Walk - Embassy Suites TM, base rent is equal to the actual room revenue for the three months ended March 31, 2013.

(2)
Represents additional property-related income for the three months ended March 31, 2013, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3)	Represents billed tenant expense reimbursements for the three months ended March 31, 2013.

(4)
Represents property operating expenses for the three months ended March 31, 2013. Property operating expenses includes all rental expenses, except non-cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5)
Base rent shown includes amounts related to American Assets Trust, L.P.'s lease at ICW Plaza. This intercompany rent is eliminated in the consolidated statement of operations. The base rent was $164 and abatements were $164 for the three months ended March 31, 2013.

First Quarter 2013 Supplemental Information	Page 15

SEGMENT CAPITAL EXPENDITURES

(Amounts in thousands)	Three Months Ended March 31, 2013
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$1,877	$65	$1,942	$1	$4	$1,947
Office Portfolio	1,020	658	1,678	3,684	2,500	7,862
Multifamily Portfolio	—	143	143	—	—	143
Mixed-Use Portfolio	45	243	288	—	—	288
Total	$2,942	$1,109	$4,051	$3,685	$2,504	$10,240

First Quarter 2013 Supplemental Information	Page 16

SUMMARY OF OUTSTANDING DEBT

(Amounts in thousands)	Amount
	Outstanding at		Annual Debt		Balance at
Debt	March 31, 2013	Interest Rate	Service	Maturity Date	Maturity
Alamo Quarry Market (1)(2)	$93,379	5.67%	$97,840	January 8, 2014	$91,717
Waikele Center (3)	140,700	5.15	7,360	November 1, 2014	140,700
The Shops at Kalakaua (3)	19,000	5.45	1,053	May 1, 2015	19,000
The Landmark at One Market (2)(3)	133,000	5.61	7,558	July 5, 2015	133,000
Del Monte Center (3)	82,300	4.93	4,121	July 8, 2015	82,300
First & Main (3)	84,500	3.97	3,397	July 1, 2016	84,500
Imperial Beach Gardens (3)	20,000	6.16	1,250	September 1, 2016	20,000
Mariner's Point (3)	7,700	6.09	476	September 1, 2016	7,700
South Bay Marketplace (3)	23,000	5.48	1,281	February 10, 2017	23,000
Waikiki Beach Walk - Retail (3)	130,310	5.39	7,020	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (4)	37,098	6.39	2,798	August 1, 2017	35,136
Loma Palisades (3)	73,744	6.09	4,553	July 1, 2018	73,744
One Beach Street (3)	21,900	3.94	875	April 1, 2019	21,900
Torrey Reserve - North Court (1)	21,591	7.22	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (1)	7,269	6.36	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (1)	11,595	5.91	855	June 1, 2020	10,169
Solana Beach Towne Centre (1)	38,650	5.91	2,849	June 1, 2020	33,898
City Center Bellevue (3)	111,000	3.98	4,479	November 1, 2022	111,000
Total / Weighted Average	$1,056,736	5.26%	$150,161		$1,043,956
Unamortized fair value adjustment	(12,269)
Secured Notes Payable	$1,044,467
Fixed Rate Debt Ratio of Secured Notes Payable
Fixed rate debt	100%

Notes:

(1)	Principal payments based on a 30-year amortization schedule.

(2)
Maturity date is the earlier of the loan maturity date under the loan agreement, or the "Anticipated Repayment Date" as specifically defined in the loan agreement, which is the date after which substantial economic penalties apply if the loan has not been paid off.

(3)	Interest only.

(4)
Loan was interest only through August 2012. Beginning in September 2012, principal payments are based on a 30-year amortization schedule. Annual debt service is for the period October 1, 2012 through September 30, 2013.

First Quarter 2013 Supplemental Information	Page 17

MARKET CAPITALIZATION

(Amounts in thousands, except per share data)

Market data	March 31, 2013
Common shares outstanding	39,664
Common units outstanding	18,023
Common shares and common units outstanding	57,687

Debt Maturity Schedule

Principal Repayment (in millions)
$250
$200
$150
$100
$50
$0
$—
$233
$234
$112
$188
$74
$41
$51
$—
$111
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

	2014	2015	2016	2017	2018	2019	2020	2021	2022
Weighted Average Fixed Interest Rate	*5.36%*	*5.36 %*	*4.51%*	*5.59 %*	*6.09%*	*5.48 %*	*5.97%*	*—%*	*3.98%*
Weighted Average Term to Maturity	*3.91 years*

Market price per common share	$32.01
Equity market capitalization	$1,846,561
Total debt	$1,056,736
Total market capitalization	$2,903,297
Less: Cash on hand	$(43,972)
Total enterprise value	$2,859,325
Total assets, gross	$2,107,490

Total debt/Total capitalization	36.4%
Total debt/Total enterprise value	37.0%
Net debt/Total enterprise value (1)	35.4%
Total debt/Total assets, gross	50.1%

Total debt/EBITDA (2)(3)	7.2	x
Net debt/EBITDA (1)(2)(3)	6.9	x
Interest coverage ratio (4)	2.6	x
Fixed charge coverage ratio (4)	2.6	x

Notes:

(1)	Net debt is equal to total debt less cash on hand.

(2)	See Glossary of Terms for discussion of EBITDA.

(3)	As used here, EBITDA represents the actual for the three months ended March 31, 2013 annualized.

(4)	Calculated as EBITDA divided by interest on borrowed funds, including capitalized interest and excluding debt fair value adjustments and loan fee amortization.

First Quarter 2013 Supplemental Information	Page 18

SUMMARY OF REDEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

In-Process Development Projects
Property	Property Type	Location	Estimated Start Date	Estimated Completion Date	Estimated Stabilization Date (1)	Estimated Rentable Square Feet	Multifamily Units	Cost Incurred to Date (2)	Total Estimated Investment (2)	Estimated Stabilized Yield (3)
Torrey Reserve III & IV	Office	San Diego, CA	2012	2014	2015	81,500	N/A	$10,615,000	$34,100,000	8.60%
Loyd District Portfolio	Mixed Use	Portland, OR	2013	2015	2017	47,000	657	$5,941,000	$191,828,000	6.25% - 7.25%

Development/Redevelopment Pipeline
Property	Property Type	Location	Estimated Square Footage (4)	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Sorrento Pointe	Office	San Diego, CA	88,000	N/A
Solana Beach - Highway 101	Mixed Use	Solana Beach, CA	48,000	36

Notes:

(1)	Based on management's estimation of stabilized occupancy (95%).

(2)	Excludes allocated land costs and capitalized interest costs capitalized in accordance with Accounting Standards Codification ("ASC") 835-20-50-1.

(3)	Calculated as return on invested capital when project has reached stabilized occupancy, and excludes allocated land costs and interest cost capitalized in accordance with ASC 838-20-50-1.

(4)	Represents commercial portion of development opportunity for Lloyd District Portfolio and Solana Beach - Highway 101.

First Quarter 2013 Supplemental Information	Page 19

PORTFOLIO DATA

First Quarter 2013 Supplemental Information	Page 20

PROPERTY REPORT

As of March 31, 2013				Retail and Office Portfolios
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased
Property	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	100.0%	$3,428,894	$43.91		Sharp Healthcare, San Diego County Credit Union
Carmel Mountain Plaza (7)	San Diego, CA	1994	13	520,228	91.8	10,246,437	21.46	Sears	Sports Authority, Nordstrom Rack
South Bay Marketplace (7)	San Diego, CA	1997	9	132,877	100.0	2,178,946	16.40		Ross Dress for Less, Grocery Outlet
Rancho Carmel Plaza	San Diego, CA	1993	3	30,421	89.3	796,276	29.31		Oggi's Pizza & Brewing Co., Sprint PCS Assets
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	82.4	4,514,209	26.14		Vons, We-R-Fabrics
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	99.6	5,686,211	23.14		Dixieline Probuild, Marshalls
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	676,571	99.2	9,248,942	13.78	Macy's, KLA Monterrey	Century Theatres, Macy's Furniture Gallery
Geary Marketplace	Walnut Creek, CA	2012	3	35,156	100.0	1,140,883	32.45		Sprouts Farmer Market, Freebirds Wild Burrito
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,569,640	134.49		Whalers General Store, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	537,823	94.8	18,089,208	35.48	Lowe's, Kmart, Sports Authority, Foodland Super Market	Old Navy, Officemax
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,501	99.5	13,030,701	22.22	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market
Subtotal/Weighted Average Retail Portfolio			102	3,068,645	96.1%	$69,930,347	$23.71
Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000	9	456,850	93.7%	$15,167,489	$35.43
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	212,019	91.7	6,732,506	34.63
The Landmark at One Market (8)	San Francisco, CA	1917/2000	1	421,934	100.0	18,280,173	43.32
One Beach Street	San Francisco, CA	1924/1972/1987/1992	1	97,614	100.0	3,000,354	30.74
First & Main	Portland, OR	2010	1	361,229	100.0	11,198,581	31.00
Lloyd District Portfolio	Portland, OR	1940-2011	6	605,413	86.0	11,042,915	21.21
City Center Bellevue	Bellevue, WA	1987	1	490,508	93.4	14,243,803	31.09
Subtotal/Weighted Average Office Portfolio			23	2,645,567	93.8%	$79,665,821	$32.10
Total/Weighted Average Retail and Office Portfolio			125	5,714,212	95.0%	$149,596,168	$27.56

First Quarter 2013 Supplemental Information	Page 21

PROPERTY REPORT (CONTINUED)

As of March 31, 2013
							Average
			Number				Monthly
		Year Built/	of		Percentage	Annualized	Base Rent per
Property	Location	Renovated	Buildings	Units	Leased (2)	Base Rent (3)	Leased Unit (4)
Loma Palisades	San Diego, CA	1958/2001-2008	80	548	96.0%	$9,772,104	$1,548
Imperial Beach Gardens	Imperial Beach, CA	1959/2008-present	26	160	97.5	2,637,432	$1,409
Mariner's Point	Imperial Beach, CA	1986	8	88	97.7	1,168,932	$1,133
Santa Fe Park RV Resort (9)	San Diego, CA	1971/2007-2008	1	126	80.0	858,144	$709
Total/Weighted Average Multifamily Portfolio			115	922	94.3%	$14,436,612	$1,384

Mixed-Use Portfolio
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased	Retail
Retail Portion	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,707	95.5%	$10,309,910	$111.63		Yardhouse, Roy's

							Annualized
			Number				Revenue per
		Year Built/	of		Average	Average	Available
Hotel Portion	Location	Renovated	Buildings	Units	Occupancy (10)	Daily Rate(10)	Room (10)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008	2	369	89.6%	$297.30	$266.38
Notes:

(1)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2)
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of March 31, 2013, including leases which may not have commenced as of March 31, 2013. Percentage leased for our multifamily properties includes total units rented as of March 31, 2013.

(3)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2013, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of March 31, 2013. Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of March 31, 2013.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.

(7)	Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	127,112	$1,020,900
South Bay Marketplace	1	2,824	$91,320
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$459,075

(8)
This property contains 421,934 net rentable square feet consisting of The Landmark at One Market (377,714 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2026 pursuant to two five-year extension options.

(9)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended March 31, 2013, the highest average monthly occupancy rate for this property was 92%, occurring in July 2012. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(10)
Average occupancy represents the percentage of available units that were sold during the three months ended March 31, 2013, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended March 31, 2013, by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended March 31, 2013 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

First Quarter 2013 Supplemental Information	Page 22

RETAIL LEASING SUMMARY

As of March 31, 2013
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2013	11	100%	19,639	$38.83	$36.50	$45,691	6.4%	9.8%	3.7	$47,500	$2.42
4th Quarter 2012	13	100%	33,269	$33.32	$31.86	$48,639	4.6%	12.3%	3.7	$61,650	$1.85
3rd Quarter 2012	15	100%	56,673	$25.90	$25.04	$48,868	3.4%	8.4%	4.9	$111,000	$1.96
2nd Quarter 2012	15	100%	96,932	$32.25	$31.13	$95,543	3.6%	5.8%	5.0	$996,157	$11.75
Total 12 months	54	100%	206,513	$31.31	$30.09	$238,741	3.8%	6.4%	4.6	$1,216,307	$6.58

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2013	2	18%	2,686	$36.84	$35.60	$3,322	3.5%	(1.3)%	2.9	$15,000	$5.58
4th Quarter 2012	—	—	—	—	—	$—	—	—	—	$—	—
3rd Quarter 2012	1	7%	1,392	$42.00	$56.75	$(20,532)	(26.0)%	(26.0)%	4.2	$—	—
2nd Quarter 2012	2	13%	20,545	$42.25	$30.59	$98,174	38.1%	42.5%	9.5	$976,884	$47.55
Total 12 months	5	9%	24,623	$41.65	$32.62	$80,964	10.1%	1.6%	8.5	$991,884	$40.28

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2013	9	82%	16,953	$39.14	$36.64	$42,369	6.8%	11.6%	3.9	$32,500	$1.92
4th Quarter 2012	13	100%	33,269	$33.32	$31.86	$48,639	4.6%	12.3%	3.7	$61,650	$1.85
3rd Quarter 2012	14	93%	55,281	$25.50	$24.24	$69,400	5.2%	10.5%	4.9	$111,000	$2.01
2nd Quarter 2012	13	87%	76,387	$31.15	$31.18	$(2,631)	(0.1)%	1.9%	4.5	$19,273	$0.25
Total 12 months	49	91%	181,890	$30.57	$29.70	$157,777	2.9%	7.1%	4.4	$224,423	$1.23

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2013	14	23,944	$38.72	4.0	$137,500	$5.74
4th Quarter 2012	13	33,269	$33.32	3.7	$61,650	$1.85
3rd Quarter 2012	19	78,236	$25.10	5.0	$939,550	$12.01
2nd Quarter 2012	19	134,567	$32.16	6.4	$2,738,277	$20.35
Total 12 months	65	270,016	$30.84	5.4	$3,876,977	$14.36
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

First Quarter 2013 Supplemental Information	Page 23

OFFICE LEASING SUMMARY

As of March 31, 2013
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2013	14	100%	73,838	$34.90	$33.53	$101,256	4.1%	16.7%	4.7	$885,649	$11.99
4th Quarter 2012	14	100%	93,022	$39.76	$34.28	$509,561	16.0%	16.1%	3.3	$82,927	$0.89
3rd Quarter 2012	15	100%	71,469	$29.88	$28.71	$83,359	4.1%	11.7%	3.2	$339,270	$4.75
2nd Quarter 2012	10	100%	70,231	$44.88	$34.59	$722,907	29.8%	49.4%	5.5	$339,141	$4.83
Total 12 months	53	100%	308,560	$37.47	$32.88	$1,417,083	14.0%	23.0%	4.1	$1,646,987	$5.34

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2013	6	43%	24,972	$33.74	$35.87	$(53,113)	(5.9)%	11.8%	7.3	$257,069	$10.29
4th Quarter 2012	2	14%	10,096	$30.03	$34.67	$(46,826)	(13.4)%	(18.0)%	1.9	$—	—
3rd Quarter 2012	3	20%	4,427	$34.44	$37.42	$(13,172)	(8.0)%	(1.4)%	3.6	$17,592	$3.97
2nd Quarter 2012	5	50%	39,469	$51.69	$33.05	$735,528	56.4%	69.6%	6.4	$274,361	$6.95
Total 12 months	16	30%	78,964	$42.28	$34.39	$622,417	22.9%	35.6%	6.0	$549,022	$6.95

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2013	8	57%	48,866	$35.49	$32.33	$154,369	9.8%	19.6%	3.4	$628,580	$12.86
4th Quarter 2012	12	86%	82,926	$40.95	$34.24	$556,387	19.6%	20.3%	3.5	$82,927	$1.00
3rd Quarter 2012	12	80%	67,042	$29.58	$28.14	$96,531	5.1%	12.9%	3.2	$321,678	$4.80
2nd Quarter 2012	5	50%	30,762	$36.15	$36.56	$(12,621)	(1.1)%	19.7%	4.4	$64,780	$2.11
Total 12 months	37	70%	229,596	$35.82	$32.36	$794,666	10.7%	18.1%	3.5	$1,097,965	$4.78

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
1st Quarter 2013	18	111,596	$30.73	6.0	$2,298,525	$20.60
4th Quarter 2012	16	95,263	$39.66	3.3	$82,927	$0.87
3rd Quarter 2012	23	94,803	$30.08	3.4	$698,008	$7.36
2nd Quarter 2012	13	82,830	$41.48	5.9	$1,202,425	$14.52
Total 12 months	70	384,492	$35.10	4.7	$4,281,885	$11.14
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

First Quarter 2013 Supplemental Information	Page 24

MULTIFAMILY LEASING SUMMARY

As of March 31, 2013

Lease Summary - Loma Palisades
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2013	526	96.0%	$9,772,104	$1,548
4th Quarter 2012	534	97.4%	$9,932,424	$1,551
3rd Quarter 2012	548	100.0%	$9,951,864	$1,513
2nd Quarter 2012	541	98.7%	$9,419,424	$1,451

Lease Summary - Imperial Beach Gardens
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2013	156	97.5%	$2,637,432	$1,409
4th Quarter 2012	158	98.8%	$2,619,372	$1,381
3rd Quarter 2012	158	98.8%	$2,596,812	$1,369
2nd Quarter 2012	159	99.4%	$2,555,880	$1,339

Lease Summary - Mariner's Point
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2013	86	97.7%	$1,168,932	$1,133
4th Quarter 2012	88	100.0%	$1,189,188	$1,126
3rd Quarter 2012	88	100.0%	$1,158,144	$1,097
2nd Quarter 2012	86	97.7%	$1,101,828	$1,068

Lease Summary - Santa Fe Park RV Resort
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2013	101	80.0%	$858,144	$709
4th Quarter 2012	93	74.0%	$913,200	$816
3rd Quarter 2012	93	73.8%	$873,204	$783
2nd Quarter 2012	115	97.0%	$1,022,496	$743

Total Multifamily Lease Summary
	Number of Leased Unit	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
1st Quarter 2013	869	94.3%	$14,436,612	$1,384
4th Quarter 2012	873	94.7%	$14,654,184	$1,399
3rd Quarter 2012	887	96.2%	$14,580,024	$1,370
2nd Quarter 2012	901	97.7%	$14,099,628	$1,304
Notes:

(1)	Percentage leased for our multifamily properties includes total units rented as of each respective quarter end date.

(2)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) as of each respective quarter end date.

(3)	Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of each respective quarter end date.

First Quarter 2013 Supplemental Information	Page 25

MIXED-USE LEASING SUMMARY

As of March 31, 2013

Lease Summary - Retail Portion
	Number of Leased Square Feet	Percentage leased (1)	Annualized Base Rent (2)	Annualized base Rent per Leased Square Foot (3)
Quarter
1st Quarter 2013	92,333	95.5%	$10,309,910	$112
4th Quarter 2012	92,333	95.5%	$9,977,318	$108
3rd Quarter 2012	94,025	97.4%	$9,208,893	$98
2nd Quarter 2012	90,699	93.9%	$9,494,329	$105

Lease Summary - Hotel Portion
	Number of Leased Units	Average Occupancy (4)	Average Daily Rate (4)	Annualized Revenue per Available Room (4)
Quarter
1st Quarter 2013	331	89.6%	$297	$266
4th Quarter 2012	328	84.3%	$265	$224
3rd Quarter 2012	333	89.7%	$293	$263
2nd Quarter 2012	334	88.7%	$250	$222
Notes:

(1)	Percentage leased for mixed-use property includes square footage under leases as of March 31, 2013, including leases which may not have commenced as of March 31, 2013.

(2)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2013, by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(3)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of March 31, 2013.

(4)
Average occupancy represents the percentage of available units that were sold during the three months ended March 31, 2013, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for each respective quarter period by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for each respective quarter period and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

First Quarter 2013 Supplemental Information	Page 26

LEASE EXPIRATIONS

As of March 31, 2013
Assumes no exercise of lease options
	Office					Retail					Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized			% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring		Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	26,918		1.0%	0.5%	$4.03	17,748		0.6%	0.3%	$25.84	5,105	5.3%	0.1%	$15.49	49,771	0.9%	$12.98
2013	152,427		5.8	2.6	$36.49	206,959		6.7	3.6	$26.75	7,869	8.1	0.1	$123.19	367,255	6.3	$32.86
2014	215,848		8.2	3.7	$29.28	380,397		12.4	6.5	$29.89	2,438	2.5	—	$210.18	598,683	10.3	$30.41
2015	387,159	(2)	14.6	6.6	$31.62	248,245		8.1	4.3	$25.99	11,085	11.5	0.2	$221.09	646,489	11.1	$32.70
2016	253,773	(3)	9.6	4.4	$29.41	190,095		6.2	3.3	$34.21	12,581	13.0	0.2	$153.24	456,449	7.9	$34.82
2017	352,728		13.3	6.1	$34.04	328,903		10.7	5.7	$25.53	7,407	7.7	0.1	$144.48	689,038	11.9	$31.16
2018	190,244		7.2	3.3	$37.11	986,417		32.2	17.0	$17.95	3,168	3.3	0.1	$165.39	1,179,829	20.3	$21.43
2019	259,813		9.8	4.5	$39.36	119,334	(4)	3.8	2.0	$25.37	14,220	14.7	0.3	$77.92	393,367	6.8	$36.51
2020	243,114	(5)	9.2	4.2	$36.37	118,506		3.9	2.0	$8.87	17,843	18.4	0.3	$44.96	379,463	6.5	$28.19
2021	198,313		7.5	3.4	$35.34	41,769		1.4	0.7	$39.41	—	—	—	—	240,082	4.1	$36.05
2022	9,364		0.3	0.1	$20.00	143,655		4.7	2.5	$30.07	10,617	11.0	0.2	$81.57	163,636	2.8	$32.84
Thereafter	103,450	(6)	3.9	1.8	$25.49	159,654		5.2	2.7	$21.71	—	—	—	—	263,104	4.5	$23.20
Signed Leases Not Commenced	88,910		3.4	1.5	—	6,710		0.2	0.1	—	—	—	—	—	95,620	1.6	—
Available	163,506		6.2	2.8	—	120,253		3.9	2.1	—	4,374	4.5	0.1	—	288,133	5.0	—
Total	2,645,567		100.0%	45.5%	$30.11	3,068,645		100.0%	52.8%	$22.79	96,707	100.0%	1.7%	$106.61	5,810,919	100.0%	$27.52

Assumes all lease options are exercised
	Office					Retail					Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized			% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring		Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	26,918		1.0%	0.5%	$4.03	17,748		0.6%	0.3%	$25.84	5,105	5.3%	0.1%	$15.49	49,771	0.9%	$12.98
2013	141,147		5.3	2.4	$28.84	85,883		2.8	1.5	$36.93	7,869	8.1	0.1	$123.19	234,899	4.0	$34.96
2014	76,416		2.9	1.3	$28.16	167,769		5.5	2.9	$31.51	2,438	2.5	—	$210.18	246,623	4.2	$32.24
2015	166,622		6.3	2.9	$34.48	57,725		1.9	1.0	$34.84	4,871	5.0	0.1	$181.66	229,218	3.9	$37.70
2016	222,390		8.4	3.8	$29.22	60,370		2.0	1.0	$29.05	8,553	8.8	0.2	$167.42	291,313	5.0	$33.25
2017	58,353	(2)	2.2	1.0	$35.10	104,222		3.4	1.8	$32.33	6,367	6.6	0.1	$139.26	168,942	2.9	$37.32
2018	54,792		2.1	0.9	$33.40	164,040		5.3	2.8	$22.17	3,168	3.3	0.1	$165.39	222,000	3.8	$26.99
2019	97,290		3.7	1.7	$34.41	134,291		4.4	2.3	$24.31	2,530	2.6	—	185.40	234,111	4.0	$30.25
2020	198,365		7.5	3.4	$28.27	211,242		6.9	3.6	$21.06	1,951	2.0	—	$136.90	411,558	7.1	$25.08
2021	49,584		1.9	0.9	$33.84	55,666		1.8	1.0	$46.08	10,242	10.6	0.2	$201.31	115,492	2.0	$54.59
2022	339,696		12.8	5.8	$34.38	82,063		2.7	1.4	$35.04	10,617	11.0	0.2	$81.57	432,376	7.4	$35.66
Thereafter	961,578	(5)(6)	36.3	16.6	$36.29	1,800,663	(4)	58.6	31.0	$20.60	28,622	29.7	0.5	$47.43	2,790,863	48.2	$26.28
Signed Leases Not Commenced	88,910		3.4	1.5	—	6,710		0.2	0.1	—	—	—	—	—	95,620	1.6	—
Available	163,506		6.2	2.8	—	120,253		3.9	2.1	—	4,374	4.5	0.1	—	288,133	5.0	—
Total	2,645,567		100.0%	45.5%	$30.11	3,068,645		100.0%	52.8%	$22.79	96,707	100.0%	1.7%	$106.61	5,810,919	100.0%	$27.52

First Quarter 2013 Supplemental Information	Page 27

LEASE EXPIRATIONS (CONTINUED)

As of March 31, 2013

Notes:

(1)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended March 31, 2013 for the leases expiring during the applicable period, by (ii) 12.

(2)
The expirations include 1,720 square feet currently leased by Aeromech Engineering, Inc. at Solana Beach Corporate Centre, for which Merlin Ramco, Inc. has signed an agreement to lease such space upon Aeromech Engineering, Inc.'s lease termination from July 31, 2013 through December 31, 2015, with an option to extend the lease through December 31, 2017.

(3)
The expirations include 2,823 square feet currently leased by Windermere Services, Inc. at Lloyd District Portfolio, for which Pinnacle Capital has signed an agreement to lease such space upon Windermere Services, Inc.'s lease termination from March, 31 2013 through March 31, 2016.

(4)
The expirations include 966 square feet currently leased by Quarry Nails at Alamo Quarry Market, for which Whole Earth Provision Co. has signed an agreement to lease such space upon Quarry Nails' lease termination from March 31, 2013 through January 21, 2019, with options to extend the lease through January 31, 2029.

(5)
The expirations include 27,226 square feet currently leased by Simpson Gumpterz & Heger at The Landmark at One Market, for which salesforce.com has signed an agreement to lease such space upon Simpson Gumpterz & Heger's lease termination from October 31, 2013 through April 30, 2020, with options to extend the lease through April 30, 2030.

(6)
The expirations include 6,670 square feet currently leased by Workplace Resource of Oregon at Lloyd District Portfolio, for which Columbia River Inter-Tribal Fish Commission has signed an agreement to lease such space upon Workplace Resource of Oregon's lease termination from March 31, 2013 through June 30, 2023, with options to extend the lease through June 30, 2033.

First Quarter 2013 Supplemental Information	Page 28

PORTFOLIO LEASED STATISTICS

	At March 31, 2013				At March 31, 2012
Type	Size	Leased (1)		Leased %	Size		Leased (1)		Leased %
Overall Portfolio Statistics
Retail Properties (square feet)	3,068,645	2,948,392		96.1%	3,032,500		2,876,196		94.8%
Office Properties (square feet) (3)	2,645,567	2,482,061		93.8%	2,159,356		2,039,903		94.5%
Multifamily Properties (units)	922	869		94.3%	922		815		88.4%
Mixed-Use Properties (square feet)	96,707	92,333		95.5%	96,569		95,423		98.8%
Mixed-Use Properties (units)	369	331	(4)	89.6%	369		341	(4)	92.2%

Same-Store(2) Statistics
Retail Properties (square feet)	3,033,489	2,913,236		96.0%	2,785,770	(5)	2,632,793		94.5%
Office Properties (square feet)	2,057,445	1,926,150		93.6%	878,735	(6)	849,295		96.6%
Multifamily Properties (units)	922	869		94.3%	922		815		88.4%
Mixed-Use Properties (square feet)	96,707	92,333		95.5%	—	(7)	—		—%
Mixed-Use Properties (units)	369	331	(4)	89.6%	—	(7)	—		—%

Notes:

(1)
Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.

(2)	See Glossary of Terms.

(3)	Excludes 160 King Street, which was sold on December 4, 2012.

(4)	Represents average occupancy for the three months ended March 31, 2013 and March 31, 2012.

(5)	Excludes Solana Beach Towne Centre, as the controlling interest in this entity was acquired on January 19, 2011.

(6)
Excludes Solana Beach Corporate Centre, as the controlling interest in this entity was acquired on January 19, 2011, First & Main, as it was acquired on March 11, 2011, Lloyd District Portfolio, as it was acquired on July 1, 2011, One Beach Street, as it was acquired on January 24, 2012 and City Center Bellevue, as it was acquired on August 21, 2012.

(7)	Excludes the Waikiki Beach Walk property, as the controlling interest in this entity was acquired on January 19, 2011.

First Quarter 2013 Supplemental Information	Page 29

TOP TENANTS - RETAIL

As of March 31, 2013
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Lowe's	Waikele Center	5/31/2018	155,000	5.1%	2.7%	$4,221,786	6.0%	2.6%
2	Kmart	Waikele Center	6/30/2018	119,590	3.9	2.1	4,185,650	6.0	2.6
3	Foodland Super Market	Waikele Center	1/25/2014	50,000	1.6	0.9	2,528,220	3.6	1.6
4	Sports Authority	Carmel Mountain Plaza,Waikele Center	11/30/2013 7/18/2018	90,722	3.0	1.6	2,076,602	3.0	1.3
5	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.3	1.2	1,990,316	2.8	1.2
6	Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza, Geary Marketplace	6/30/2014 3/31/2025 9/30/2032	71,431	2.3	1.2	1,763,776	2.5	1.1
7	Vons	Lomas Santa Fe Plaza	12/31/2017	49,895	1.6	0.9	1,216,700	1.7	0.8
8	Old Navy	South Bay Marketplace, Waikele Center, Alamo Quarry Market	4/30/2016 7/31/2016 9/30/2017	59,780	1.9	1.0	*	*	*
9	Officemax	Waikele Center, Alamo Quarry Market	1/31/2014 9/30/2017	47,962	1.6	0.8	1,176,511	1.7	0.7
10	Marshalls	Solana Beach Towne Centre, Carmel Mountain Plaza	1/13/2015 1/31/2019	68,055	2.2	1.2	1,106,146	1.6	0.7
	Top 10 Retail Tenants Total			781,482	25.5%	13.6%	$20,265,707	28.9%	12.6%

*	Data withheld at tenant's request.

First Quarter 2013 Supplemental Information	Page 30

TOP TENANTS - OFFICE

As of March 31, 2013
	Tenant	Property	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	226,892	8.6%	3.9%	$10,624,175	13.3%	6.6%
2	Autodesk, Inc.	The Landmark at One Market	12/31/2015 12/31/2017	114,664	4.3	2.0	5,274,941	6.6	3.3
3	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.5	1.6	3,006,453	3.8	1.9
4	Treasury Tax Administration	First & Main	8/31/2015	70,660	2.7	1.2	2,583,330	3.2	1.6
5	Insurance Company of the West	Torrey Reserve Campus	12/31/2016	81,040	3.1	1.4	2,523,121	3.2	1.6
6	Treasury Call Center	First & Main	8/31/2020	63,648	2.4	1.1	2,184,302	2.7	1.4
7	Caradigm USA LLC	City Center Bellevue	8/14/2017	68,956	2.6	1.2	2,103,158	2.6	1.3
8	HDR Engineering, Inc.	City Center Bellevue	12/31/2017	54,290	2.1	0.9	1,932,828	2.4	1.2
9	Alliant International University	One Beach Street	10/31/2019	64,161	2.4	1.1	1,786,072	2.2	1.1
10	Portland Energy Conservation	First & Main	1/31/2021	73,422	2.8	1.3	1,635,827	2.1	1.0
	Top 10 Office Tenants Total			911,305	34.5%	15.7%	$33,654,207	42.1%	21.0%

First Quarter 2013 Supplemental Information	Page 31

APPENDIX

First Quarter 2013 Supplemental Information	Page 32

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three months ended March 31, 2013 and 2012 is as follows:

	Three Months Ended
	March 31,
	2013	2012
Net income	$4,865	$2,871
Depreciation and amortization (including discontinued operations)	17,013	15,253
Interest expense (including discontinued operations)	14,736	14,356
Interest income	(8)	(87)
Income tax expense	297	218
EBITDA	$36,903	$32,611

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Funds From Operations As Adjusted (FFO As Adjusted): FFO As Adjusted is a supplemental measure of real estate companies' operating performances. We use FFO As Adjusted as a supplemental performance measure because losses from early extinguishment of debt, loan transfer and consent fees and gains on acquisitions of controlling interests create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential. The adjustments noted resulted from our initial public offering and formation transactions. However, other REITs may use different methodologies for defining adjustments and, accordingly, our FFO As Adjusted may not be comparable to other REITs.

First Quarter 2013 Supplemental Information	Page 33

GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended
	March 31,
Reconciliation of NOI to net income	2013	2012
Total NOI	$41,094	$35,390
General and administrative	(4,201)	(3,725)
Depreciation and amortization	(17,013)	(14,854)
Interest expense	(14,736)	(13,901)
Other income (expense), net	(279)	(146)
Income from continuing operations	4,865	2,764
Discontinued operations
Results from discontinued operations	—	107
Net income	4,865	2,871
Net income attributable to restricted shares	(132)	(132)
Net loss attributable to unitholders in the Operating Partnership	(1,495)	(883)
Net income attributable to American Assets Trust, Inc. stockholders	$3,238	$1,856

Overall Portfolio: Includes all operating properties owned by us as of March 31, 2013.

First Quarter 2013 Supplemental Information	Page 34

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio and Non-Same Store Portfolio: Information provided on a same-store basis is provided for only those properties that were owned and operated for the entirety of both periods being compared and excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared. The following table shows the properties included in the same-store and non-same store portfolio for the comparative periods presented.

Comparison of Three Months Ended
March 31, 2013 to 2012
	Same-Store	Non-Same Store
Retail Properties
Carmel Country Plaza	X
Carmel Mountain Plaza	X
South Bay Marketplace	X
Rancho Carmel Plaza	X
Lomas Santa Fe Plaza	X
Solana Beach Towne Centre	X
Del Monte Center	X
Geary Marketplace		X
The Shops at Kalakaua	X
Waikele Center	X
Alamo Quarry Market	X
Office Properties
Torrey Reserve Campus	X
Solana Beach Corporate Centre	X
The Landmark at One Market	X
One Beach Street		X
First & Main	X
Lloyd District Portfolio	X
City Center Bellevue		X
Multifamily Properties
Loma Palisades	X
Imperial Beach Gardens	X
Mariner's Point	X
Santa Fe Park RV Resort	X
Mixed-Use Properties
Waikiki Beach Walk - Retail	X
Waikiki Beach Walk - Embassy Suites™	X
Development Properties
Sorrento Pointe - Land		X
Torrey Reserve - Land		X
Solana Beach Corporate Centre - Land		X
Solana Beach - Highway 101 - Land		X
Lloyd District Portfolio - Land		X

Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

First Quarter 2013 Supplemental Information	Page 35